EXHIBIT 99.1

                                                       $299,517,000
                                                      (Approximate)
                                              GSAA Home Equity Trust 2004-5
                                         GS Mortgage Securities Corp., Depositor
                                                 Asset-Backed Securities

         Overview of the Offered Certificates

-------------- -------------- ---------- ------------- ------------- ------------- ----------- --------------- -------------
                  Initial
                 Principal                               Target       Initial      Average       Principal
                  Balance    Certificate  Collateral     Credit     Pass-Through    Life          Payment         Ratings
Certificates      (1)(2)         Type       Group(3)    Support(4)     Rate (5)     (yrs)(6)   Window (6) (7)   Moody's/S&P
-------------- -------------- ---------- ------------- ------------- ------------- ----------- --------------- -------------
  AV-1          $105,977,000      Sr        Group I        9.25%      LIBOR +[ ]%     1.00     07/04 - 07/06     Aaa/AAA
  AF-2           $66,815,000      Sr        Group I        9.25%          [ ]%        3.00     07/06 - 10/08     Aaa/AAA
  AF-3           $21,382,000      Sr        Group I        9.25%          [ ]%        5.00     10/08 - 04/10      Aaa/AAA
  AF-4           $44,161,000      Sr        Group I        9.25%          [ ]%        8.60     04/10 - 03/14      Aaa/AAA
  AF-5           $26,482,000      Sr        Group I        9.25%          [ ]%        6.79     07/07 - 03/14      Aaa/AAA
  AV-2           $11,870,000      Sr        Group II       9.25%      LIBOR +[ ]%     2.43     07/04 - 02/14     Aaa/AAA
  M-1             $8,618,000      Mez     Groups I         6.40%          [ ]%        6.38     07/07 - 03/14      Aa2/AA
                                           and II
  M-2             $6,501,000      Mez     Groups I         4.25%          [ ]%        6.38     07/07 - 03/14      A2/A+
                                           and II
  B-1             $5,897,000      Sub     Groups I         2.30%          [ ]%        6.38     07/07 - 03/14    Baa2/BBB+
                                           and II
  B-2             $1,814,000      Sub      Groups I        1.70%          [ ]%        6.16     07/07 - 11/13    Baa3/BBB-
                                            and II
  Total         $299,517,000
-------------- -------------- ---------- ------------- ------------- ------------- ----------- --------------- -------------

(1) The aggregate initial principal balance of Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled forward one month to June 1, 2004 balances using 5% CPR.
(3) The Offered Certificates are entitled to receive principal payments primarily from the primary collateral groups indicated. Under certain circumstances, the Class A Certificates in one Certificate Group may receive principal from the other collateral group.
(4) Initial overcollateralization will be 0.95% and is expected to build to a target overcollateralization amount of 1.70%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(6) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(7) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in June 2034.

      Selected Mortgage Pool Data (8)

---------------------------------------- ---------------------- ----------------------- ----------------------
                                                Group I                Group II               Aggregate
                                           Fixed Rate Loans     Adjustable Rate Loans
---------------------------------------- ---------------------- ----------------------- ----------------------
Scheduled Principal Balance:                      $290,891,985             $13,029,204           $303,921,189
Number of Mortgage Loans:                                1,417                      48                  1,465
Avg. Scheduled Principal Balance:                     $205,287                $271,442               $207,455
Wtd. Avg. Gross Coupon:                                 6.564%                  6.278%                 6.552%
Wtd. Avg. Net Coupon (9):                               6.039%                  5.770%                 6.027%
Wtd. Avg. Original FICO Score:                             679                     598                    676
Wtd. Avg. Original LTV Ratio:                           80.89%                  83.97%                 81.02%
Wtd. Avg.  Std. Remaining Term (Mo.):                      350                     357                    351
Wtd. Avg.  Seasoning (Mo.):                                  2                       3                      2
Wtd. Avg.  Months to Roll(10):                             N/A                      25                     25
Wtd. Avg.  Gross Margin(10):                               N/A                   6.76%                  6.76%
Wtd. Avg.  Initial Rate Cap(10):                           N/A                   3.00%                  3.00%
Wtd. Avg. Periodic Rate Cap(10):                           N/A                   1.50%                  1.50%
Wtd. Avg. Gross Max. Lifetime Rate(10):                    N/A                  13.32%                 13.32%
---------------------------------------- ---------------------- ----------------------- ----------------------

(8) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance fee.
(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     Features of the Transaction
     ---------------------------

o The mortgage loans in the transaction consist of Alt-A type, fixed and adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated by First National Bank of Nevada ("First Nevada") (82%) and Fremont Investment & Loan ("Fremont") (18%).

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.95%, which is expected to build to a target overcollateralization of 1.70%, excess spread, and mortgage insurance.

o The mortgage loans originated by First Nevada will be serviced by Countrywide Home Loans Servicing LP ("Countrywide") and the mortgage loans originated by Fremont will be serviced by Chase Manhattan Mortgage Corporation ("Chase").

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAA045" and on Bloomberg as "GSAA 04-5".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:         On or before June 29, 2004
Cut-off Date:                  June 1, 2004
Statistical Calculation Date:  May 1, 2004
Expected Pricing Date:         On or before June 18, 2004
First Distribution Date:       July 26, 2004

Key Terms
---------
Offered Certificates:          Class AV-1, AF-2, AF-3, AF-4, AF-5, AV-2, M-1, M-2, B-1 and B-2 Certificates

Class A Certificates:          Class AV-1, AF-2, AF-3, AF-4, AF-5 and AV-2 Certificates

Group I Certificates:          Class AV-1, AF-2, AF-3, AF-4 and AF-5

Group II Certificates:         Class AV-2 Certificates

Certificate Group:             Either the Group I Certificates, collectively, or the Group II Certificates

Fixed Rate Certificates:       Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, B-1 and B-2 Certificates

Variable Rate Certificates:    Class AV-1 and AV-2 Certificates

Subordinate Certificates:      Class M-1, M-2, B-1 and B-2 Certificates

Class AF-5 Certificates:       The Class AF-5 Certificates will be "lock-out" certificates. The Class AF-5
                               Certificates generally will not receive any portion of principal payment until the
                               July 2007 Distribution Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Group I
                               Certificates based on a schedule.

Depositor:                     GS Mortgage Securities Corp.

Manager:                       Goldman Sachs & Co.

Servicers:                     Countrywide for the First Nevada Mortgage Loans and Chase for the Fremont Mortgage
                               Loans. Fremont will service the Fremont Mortgage Loans for the first two months of the transaction.

Trustee:                       Deutsche Bank National Trust Company

Servicing Fee Rate:            50 bps

Trustee Fee Rate:              0.87 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                       2




Distribution Date:             25th day of the month or the following business day

Record Date:                   For any Distribution Date, the last business day of the related Interest Accrual
                               Period
Delay Days:                    24 days for the Fixed Rate Certificates. 0 days for the Variable Rate Certificates

Day Count:                     30/360 for the Fixed Rate Certificates. Actual/360 for the Variable Rate
                               Certificates

Interest Accrual Period:       For the Fixed Rate Certificates, the calendar month immediately preceding the then current Distribution Date. For the Variable Rate Certificates, the prior
                               Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption: Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to
                               20% CPR in month 10 (an approximate 1.111% increase per month), and remaining at
                               20% CPR thereafter, adjusted for loan age
                               Adjustable rate mortgage loans: 28% CPR

Due Period:                    For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Group I Mortgage Loans:        Approximately $290,891,985 of fixed rate mortgage loans

Group II Mortgage Loans:       Approximately $13,029,204 of adjustable rate mortgage loans

Servicer Advancing:            Yes as to principal and interest, subject to recoverability

Compensating Interest:         The Servicers shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate
                               Servicing Fee received by such Servicer for that Distribution Date

Optional Clean-up Call:        The transaction has a 10% optional clean-up call

Rating Agencies:               Moody's Investors Service and Standard & Poor's Ratings Group

Minimum Denomination:          $50,000 with regard to each of the Offered Certificates

Legal Investment:              It is anticipated that Offered Certificates will not be SMMEA eligible

ERISA Eligible:                Underwriter's exemption is expected to apply to all Offered Certificates.
                               However, prospective purchasers should consult their own counsel

Tax Treatment:                 All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                    The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                               SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to build and maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

As described below, interest on Fixed Rate Certificates will be paid monthly at a specified rate and interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin. These coupons will be subject to the applicable loan group cap or WAC Cap, as described below and for certain classes of the Offered Certificates the coupons or margins will step up after the optional clean-up call date, as described below.

The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.70% overcollateralization (building from an initial level of 0.95%) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. Of the Mortgage Loans with loan-to-value ratios greater than 80%, approximately 68.85% are covered by either borrower paid mortgage insurance or lender paid mortgage insurance and approximately 31.15% are not covered by mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in July 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 18.50%.

--------------- --------------------------------- ---------------------------------- ---------------------------------
    Class          Initial Credit Enhancement         Target Credit Enhancement        Step-Down Credit Enhancement
                           Percentage                        Percentage                         Percentage
--------------- --------------------------------- ---------------------------------- ---------------------------------
      A                      8.50%                              9.25%                             18.50%
     M-1                     5.65%                              6.40%                             12.80%
     M-2                     3.50%                              4.25%                             8.50%
     B-1                     1.55%                              2.30%                             4.60%
     B-2                     0.95%                              1.70%                             3.40%


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.5% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

-------------------------------------- --------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-------------------------------------- --------------------------------------------------------------------------
        July 2007 - June 2008          1.250% for the first month, plus an additional 1/12th of 0.500% for each month thereafter

        July 2008 - June 2009          1.750% for the first month, plus an additional 1/12th of 0.400% for each month thereafter

        July 2009 - June 2010          2.150% for the first month, plus an additional 1/12th of 0.300% for each month thereafter

      July 2010 and thereafter                                          2.450%
-------------------------------------- --------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, the margin on the Group II Certificates will increase to 2 times the margin at issuance, and the Pass-Through Rate on the Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] and (ii) the Loan Group I WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the Loan Group I WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group I WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group I WAC Cap.

Class AV-2 Pass-Through Rate. The Class AV-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Loan Group II WAC Cap .

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, will be a per annum rate equal to the weighted average of the Group I Loan WAC Cap and the Group II Loan WAC Cap, weighted on the basis of the related Group Subordinate Amount.

Loan Group I WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and mortgage insurance fee rate, and adjusted to Actual/360 for purposes of determining the Class AV-1 pass-thru rate only.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group II WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and mortgage insurance fee rate, adjusted to an Actual/360 day basis.

Group Subordinate Amount. As to any Distribution Date and (i) the Group I Mortgage Loans, will be equal to the excess of the aggregate stated principal balance of the Group I Mortgage Loans for the preceding Distribution Date over the aggregate class certificate balance of the Group I Certificates after giving effect to distributions on that preceding Distribution Date and (ii) Group II Mortgage Loans, will be equal to the excess of the aggregate stated principal balance of the Group II Mortgage Loans for the preceding Distribution Date over the class certificate balance of the Group II Certificates after giving effect to distributions on the preceding Distribution Date.

Group I Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group I Certificates will equal the sum of:
(i) the excess, if any, that the related class of Group I Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group I WAC Cap) over interest due on such class of certificates at a rate equal to the Loan Group I WAC Cap; (ii) any Group I Basis Risk Carry Forward Amount for such class of Group I Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group I Certificates (without regard to the Loan Group I WAC Cap).

Group II Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group II Certificates will equal the sum of: (i) the excess, if any, that the related class of Group II Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group II WAC Cap) over interest due on such class of certificates at a rate equal to the Loan Group II WAC Cap; (ii) any Group II Basis Risk Carry Forward Amount for such class of Group II Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group II Certificates (without regard to the Loan Group II WAC Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. For any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificates for any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees, trustee fees and mortgage insurance fees.














This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees, trustee fees and mortgage insurance fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Certificate Principal Distribution Amount. An amount equal to the excess of (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 81.50% and (2) the aggregate stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans for such Distribution Date and (B) the aggregate stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate stated Principal Balance of the Group I Mortgage Loans and Group II Mortgage Loans as of the Cut-off Date.

Group I Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group II Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the class certificate balance of the Class AF-5 Certificate and the denominator of which is the aggregate class certificate balance of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) Group I Principal Allocation Amount of the Class A Certificate Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding class certificate balance for the Class AF-5 Certificates or the Group I Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

                      Distribution Date          Lockout
                           (Months)             Percentage
                      -----------------         ----------
                     1 to 36                          0%
                     37 to 60                        45%
                     61 to 72                        80%
                     73 to 84                       100%
                     85 and thereafter              300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.20% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.50% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), and (D) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.40% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.
















This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (D) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.60% and (ii) the aggregate stated principal balance of the Mortgage Loans for such Distribution Date, and
(B) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, trustee fees and mortgage insurance fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

(i)   Concurrently,

      (A) from Interest Remittance Amounts related to the Group I Mortgage Loans, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for each class of Group I Certificates from prior Distribution Dates,

      (B) from Interest Remittance Amounts related to the Group II Mortgage Loans, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Group II Certificates from prior Distribution Dates,

      (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall, and will be allocated among each class of Class A Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall;

(ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

(iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

(iv)  to the Class B-1 Certificates, their Accrued Certificate Interest, and

(v)   to the Class B-2 Certificates, their Accrued Certificate Interest.














This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates, the Group I Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, allocated sequentially in the following order of priority;

            (A) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

            (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates, in that order, until their respective class certificate balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, until the class certificate balance of such Class has been reduced to zero,

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be allocated sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their class certificate balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their class certificate balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their class certificate balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their class certificate balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

      (a)   Concurrently,

            (i) to the Group I Certificates, the Group I Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, allocated sequentially in the following order of priority;

                  (A) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount, and

                  (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates, in that order, until their respective class certificate balances have been reduced to zero.

            (ii) to the Group II Certificates, the Group II Principal Allocation Percentage of the Class A Certificate Principal Distribution Amount, until the class certificate balance of such Class has been reduced to zero,

      (b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

            (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero,

            (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero,

            (iii) to the Class B-1 Certificates, the lesser of the remaining
                  Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero, and

            (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the OC Target has been achieved,

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Group I Basis Risk Carry Forward Amount to the Group I Certificates, and any Group II Basis Risk Carry Forward Amount to the Group II Certificates, and

      (vii) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above, provided, however, that if the class certificate balance of any group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the class certificate balance thereof has been reduced to zero. However, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, M-2, B-1, and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective class certificate balances.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (ii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the class certificate balance of any class of Class A Certificates.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o   1-month Forward LIBOR curves (as of close on June 9, 2004) are used

o   30% loss severity

o   100% advancing

o   There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o   Certificates are priced as indicated below

o Distributions are made on the 25th day of each month, regardless of whether such day is a business day

------------------------------------------------------------------------------------------------
                                           First Dollar of Loss             0% Return
------------------------------------------------------------------------------------------------
     Class M1       CDR                                     9.34                       11.01
                    Yield                                 6.2066                      0.0336
  Price = 98.50     WAL                                     7.07                        6.31
                    Modified Duration                       5.60                        5.40
                    Principal Window               Jul11 - Jul11               Mar11 - Mar11
                    Principal Writedown        11,222.33 (0.13%)       3,313,892.43 (38.45%)
                    Total Collat Loss      24,281,172.58 (8.03%)       27,371,270.96 (9.05%)
------------------------------------------------------------------------------------------------
     Class M2       CDR                                     6.46                        7.67
                    Yield                                 6.6342                      0.0207
  Price = 96.00     WAL                                     7.74                        6.79
                    Modified Duration                       5.98                        5.76
                    Principal Window               Mar12 - Mar12               Nov11 - Nov11
                    Principal Writedown           209.29 (0.00%)       2,854,059.94 (43.90%)
                    Total Collat Loss      18,244,234.11 (6.03%)       20,870,504.53 (6.90%)
------------------------------------------------------------------------------------------------
     Class B1       CDR                                     4.32                        5.29
                    Yield                                 6.9654                      0.0333
  Price = 93.75     WAL                                     8.32                        7.06
                    Modified Duration                       6.29                        6.06
                    Principal Window               Oct12 - Oct12               Jun12 - Jun12
                    Principal Writedown         5,857.71 (0.10%)       2,811,102.72 (47.67%)
                    Total Collat Loss      13,041,786.31 (4.31%)       15,453,126.35 (5.11%)
------------------------------------------------------------------------------------------------
     Class B2       CDR                                     3.75                        4.09
                    Yield                                 8.7514                      0.0639
  Price = 83.50     WAL                                     8.49                        7.60
                    Modified Duration                       6.20                        5.93
                    Principal Window               Dec12 - Dec12               Oct12 - Oct12
                    Principal Writedown         7,458.26 (0.41%)       1,106,322.41 (60.99%)
                    Total Collat Loss      11,531,883.83 (3.81%)       12,410,802.27 (4.10%)
------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                                  All Mortgage Loans

            --------------------------------------- -----------------------
            Scheduled Principal Balance(1):                   $303,921,189
            Number of Mortgage Loans:                                1,465
            Avg. Scheduled Principal Balance:                     $207,455
            Wtd. Avg. Gross Coupon:                                  6.552%
            Wtd. Avg. Net Coupon(2):                                 6.027%
            Wtd. Avg. Original FICO Score:                             676
            Wtd. Avg. Original LTV Ratio:                            81.02%
            Wtd. Avg.  Std. Remaining Term (Mo.):                      351
            Wtd. Avg.  Seasoning (Mo.):                                  2
            Wtd. Avg.  Months to Roll(3):                               25
            Wtd. Avg.  Gross Margin(3):                               6.76%
            Wtd. Avg.  Initial Rate Cap(3):                           3.00%
            Wtd. Avg. Periodic Rate Cap(3):                           1.50%
            Wtd. Avg. Gross Max. Lifetime Rate(3):                   13.32%
            --------------------------------------- -----------------------

(1) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                                              Distribution By Current Principal Balance

                                                                              Wtd.
   Current Principal    Number Of   Principal       Pct. Of                   Avg.                    Wtd. Avg. Pct Full  Pct Owner
        Balance           Loans      Balance      Pool By UPB  Gross Coupon   FICO     Avg. UPB     Orig. LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            26        $  1,083,897        0.36%        7.156%      678   $   41,688        76.29%   10.32%   48.21%
$50,001 - $75,000          95           6,081,852        2.00         7.094       668       64,019        82.69    13.91    71.35
$75,001 - $100,000        125          11,039,200        3.63         6.947       670       88,314        81.57    22.51    80.35
$100,001 - $125,000       176          20,017,417        6.59         6.906       668      113,735        83.58    24.06    87.14
$125,001 - $150,000       177          24,415,520        8.03         6.814       671      137,941        82.86    19.91    91.48
$150,001 - $200,000       278          47,858,899       15.75         6.724       671      172,154        82.85    22.30    90.74
$200,001 - $250,000       158          35,292,686       11.61         6.540       678      223,371        80.07    26.39    93.03
$250,001 - $300,000       142          39,093,766       12.86         6.527       675      275,308        81.35    31.02    92.26
$300,001 - $350,000        89          28,742,472        9.46         6.503       673      322,949        81.56    25.76    92.33
$350,001 - $400,000        74          27,777,378        9.14         6.446       678      375,370        80.38    28.44    97.36
$400,001 & Above          125          62,518,102       20.57         6.162       684      500,145        78.27    32.25    98.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,465        $303,921,189      100.00%        6.552%      676   $  207,455        81.02%   26.55%   92.49%
====================================================================================================================================


                                                    Distribution By Current Rate


                  Number Of     Principal     Pct. Of      Gross     Wtd. Avg.               Wtd. Avg.                   Pct Owner
   Current Rate     Loans        Balance    Pool By UPB   Coupon       FICO       Avg. UPB   Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below         60    $ 14,772,384       4.86%       4.763%      738    $  246,206     57.62%         79.36%         100.00%
5.00- 5.49%          125      37,529,287      12.35        5.148       731       300,234     63.83          42.72          98.90
5.50- 5.99%          152      39,146,865      12.88        5.722       682       257,545     76.43          45.89          95.66
6.00- 6.49%          167      35,188,382      11.58        6.171       662       210,709     80.62          27.07          97.65
6.50- 6.99%          311      59,371,055      19.54        6.721       662       190,904     84.12          12.04          86.88
7.00- 7.49%          319      57,485,926      18.91        7.208       664       180,207     88.35          13.43          92.10
7.50- 7.99%          247      45,348,066      14.92        7.653       654       183,595     90.16          13.24          89.03
8.00% & Above         84      15,079,225       4.96        8.359       651       179,515     92.00          30.38          82.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,465    $303,921,189     100.00%       6.552%      676    $  207,455     81.02%         26.55%         92.49%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution By Credit Score

                  Number Of     Principal    Pct. Of      Gross     Wtd. Avg.               Wtd. Avg.                   Pct Owner
   Credit Score     Loans        Balance    Pool By UPB   Coupon       FICO       Avg. UPB   Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above         53     $ 11,928,459       3.92%     5.402%       790     $  225,065     65.89%         71.08%       93.11%
760-779               70       17,240,051       5.67      5.658        771        246,286     73.27          46.09        93.42
740-759               81       18,824,174       6.19      5.910        750        232,397     74.52          27.68        94.65
720-739              114       26,289,286       8.65      5.959        729        230,608     75.64          38.34        92.91
700-719              138       31,605,757      10.40      6.361        708        229,027     80.45          26.67        94.29
680-699              192       39,529,163      13.01      6.699        689        205,881     82.62          15.47        89.68
660-679              211       40,364,193      13.28      6.865        670        191,299     84.65          12.69        92.77
640-659              230       42,742,627      14.06      6.970        650        185,838     84.11          10.15        93.96
620-639              183       33,762,230      11.11      6.995        629        184,493     84.27          12.01        90.71
600-619               60       11,639,693       3.83      7.006        609        193,995     77.98          25.16        92.20
580-599               23        5,135,689       1.69      6.614        590        223,291     83.25          48.89        90.41
560-579               33        7,581,674       2.49      6.695        571        229,748     87.13          73.17        86.09
540-559               25        5,076,016       1.67      7.138        550        203,041     89.64          60.78        87.83
520-539               27        6,370,801       2.10      6.635        531        235,956     88.78          54.44        98.33
500-519               21        5,461,583       1.80      6.773        513        260,075     86.99          62.02        94.63
N/A                    4          369,793       0.12      6.732        N/A         92,448     71.61           0.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,465     $303,921,189     100.00%     6.552%       676     $  207,455     81.02%         26.55%       92.49%
====================================================================================================================================



                                                    Distribution By Original LTV

                     Number Of      Principal       Pct. Of      Gross    Wtd. Avg.                Wtd. Avg.   Pct. Full  Pct. Owner
   Original LTV        Loans         Balance      Pool By UPB   Coupon       FICO       Avg. UPB    Orig LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below           30       $  6,264,594       2.06%       5.297%     724     $  208,820       31.56%     26.50%     96.82%
40.01 - 50.00%           41          8,805,303       2.90        5.333      722        214,763       44.60      37.49      95.40
50.01 - 60.00%           76         17,590,445       5.79        5.452      709        231,453       56.33      41.46      97.93
60.01 - 70.00%          140         32,089,456      10.56        5.758      704        229,210       66.83      34.51      89.12
70.01 - 80.00%          380         81,091,584      26.68        6.232      682        213,399       78.66      26.17      92.60
80.01 - 85.00%          114         24,249,735       7.98        6.836      636        212,717       84.69      50.34      85.02
85.01 - 90.00%          263         55,288,232      18.19        6.933      650        210,221       89.78      25.53      84.43
90.01 - 95.00%          371         68,228,438      22.45        7.239      678        183,904       94.88       5.79      99.82
95.01 - 100.00%          50         10,313,402       3.39        7.956      624        206,268       99.79      56.90      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 1,465       $303,921,189     100.00%       6.552%     676     $  207,455       81.02%     26.55%     92.49%
====================================================================================================================================



                                                    Distribution By Documentation

                        Number Of    Principal     Pct. Of       Gross   Wtd.                   Wtd. Avg.    Pct. Full    Pct. Owner
     Documentation        Loans       Balance    Pool By UPB    Coupon   Avg. FICO   Avg. UPB    Orig LTV       Doc        Occupied
------------------------------------------------------------------------------------------------------------------------------------
No Doc                     590     $106,258,219    34.96%       7.189%     675      $ 180,099     85.60%       0.00%       94.72%
Stated Income - VOI        380       88,372,286    29.08        6.041      684        232,559     76.04        0.00        92.79
Full Doc                   352       80,698,329    26.55        6.055      678        229,257     77.85       100.00       88.82
Stated Asset - VOA          97       21,264,321     7.00        7.185      638        219,220     86.72        0.00        94.50
Stated                      46        7,328,034     2.41        7.104      668        159,305     93.28        0.00        91.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,465     $303,921,189   100.00%       6.552%     676      $ 207,455     81.02%      26.55%       92.49%
====================================================================================================================================



                                                    Distribution By Loan Purpose

                   Number Of    Principal     Pct. Of      Gross     Wtd. Avg.                 Wtd. Avg.                   Pct Owner
   Loan Purpose      Loans       Balance    Pool By UPB   Coupon       FICO       Avg. UPB     Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase              746     $148,314,644      48.80%     6.943%      676     $  198,813       88.70%       17.89%         90.37%
Cashout Refi          531      110,500,861      36.36      6.431       661        208,100       76.28        30.15          93.84
Rate/Term Refi        188       45,105,685      14.84      5.562       712        239,924       67.39        46.22          96.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,465     $303,921,189     100.00%     6.552%      676     $  207,455       81.02%       26.55%         92.49%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                  Distribution By Occupancy Status

                      Number Of    Principal     Pct. Of                   Wtd. Avg.              Wtd. Avg.                Pct Owner
  Occupancy Status      Loans       Balance    Pool By UPB  Gross Coupon      FICO     Avg. UPB   Orig. LTV  Pct Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         1,301     $281,099,256    92.49%       6.510%         676     $ 216,064     81.02%     25.50%        100.00%
Non-owner                137       18,245,570     6.00        7.161          670       133,179     80.29      42.23          0.00
Second Home               27        4,576,363     1.51        6.665          678       169,495     84.02      28.82          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,465     $303,921,189   100.00%       6.552%         676     $ 207,455     81.02%     26.55%        92.49%
====================================================================================================================================


                                                    Distribution By Property Type


                    Number Of      Principal     Pct. Of      Gross     Wtd. Avg.               Wtd. Avg.                  Pct Owner
  Property Type       Loans         Balance    Pool By UPB   Coupon       FICO       Avg. UPB   Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          941     $191,762,591      63.10%       6.492%     671      $  203,786     80.08%       29.71%       95.28%
PUD                    263       57,464,059      18.91        6.495      692         218,495     82.07        19.95        94.53
2-4 Family             167       39,114,998      12.87        6.958      669         234,222     84.00        19.01        78.52
Condo                   94       15,579,541       5.13        6.469      687         165,740     81.34        30.99        85.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,465     $303,921,189     100.00%       6.552%     676      $  207,455     81.02%       26.55%       92.49%
====================================================================================================================================



                                                        Distribution By State

                        Number Of     Principal     Pct. Of      Gross    Wtd.                   Wtd. Avg.                 Pct Owner
         State            Loans        Balance    Pool By UPB   Coupon    Avg. FICO   Avg. UPB   Orig. LTV    Pct Full Doc Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)     152      $ 52,193,481     17.17%       5.668%     693      $ 343,378    72.35%         47.07%       96.47%
New York                  158        41,630,776     13.70        6.919      657        263,486    85.34          18.51        93.62
Florida                   239        38,300,274     12.60        6.914      670        160,252    84.08          14.93        86.13
Illinois                   86        15,478,867      5.09        7.177      672        179,987    84.88           5.50        93.61
Arizona                    77        15,095,993      4.97        6.525      687        196,052    84.29          24.92        91.68
Massachusetts              43        11,573,846      3.81        5.723      703        269,159    66.43          51.02        95.99
New Jersey                 41        11,053,526      3.64        7.300      660        269,598    89.57           7.69        85.42
Virginia                   47        10,662,564      3.51        6.446      686        226,863    77.85          29.93        94.25
Nevada                     51         9,751,411      3.21        6.830      678        191,204    88.62          20.78        93.94
Connecticut                43         9,157,548      3.01        6.007      702        212,966    71.08          25.19        98.17
Colorado                   44         8,903,954      2.93        5.848      705        202,363    77.61          44.38        94.44
Others                    484        80,118,948     26.36        6.784      665        165,535    83.55          24.79        91.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,465      $303,921,189    100.00%       6.552%     676      $ 207,455    81.02%         26.55%       92.49%
====================================================================================================================================


                                                                  Distribution By Zip Code

               Number Of     Principal     Pct. Of                    Wtd. Avg.                 Wtd. Avg.                  Pct Owner
   Zip Code      Loans        Balance    Pool By UPB   Gross Coupon      FICO        Avg. UPB   Orig. LTV   Pct Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
11216            4        $  1,604,154      0.53%         6.659%         695     $  401,038       85.49%         0.00%      77.48%
92660            2           1,539,239      0.51          5.487          732        769,619       58.36          0.00       100.00
90275            3           1,340,669      0.44          5.295          747        446,890       64.20         56.83       100.00
85750            1           1,235,500      0.41          6.000          707      1,235,500       68.64          0.00       100.00
90035            3           1,233,596      0.41          5.000          707        411,199       51.56          0.00       100.00
11590            3           1,221,553      0.40          7.185          678        407,184       83.11          0.00       100.00
11236            3           1,186,755      0.39          7.149          699        395,585       91.48          0.00       100.00
11221            3           1,153,030      0.38          7.375          685        384,343       81.79         32.34       67.66
11717            5           1,146,812      0.38          6.763          691        229,362       85.66          0.00       100.00
92555            3           1,077,529      0.35          6.728          633        359,176       94.94         29.21       100.00
0thers       1,435         291,182,352     95.81          6.562          675        202,915       81.25         27.22       92.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        1,465        $303,921,189    100.00%         6.552%         676     $  207,455       81.02%        26.55%      92.49%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 15


                                            Distribution By Remaining Months To Maturity

   Remaining
   Months To     Number Of       Principal     Pct. Of      Gross     Wtd. Avg.                Wtd. Avg.                   Pct Owner
   Maturity        Loans          Balance    Pool By UPB   Coupon        FICO     Avg. UPB     Orig. LTV    Pct Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180               83     $ 11,826,855       3.89%       5.924%       686     $ 142,492       68.80%         26.29%       89.69%
181 - 240             11        1,688,349       0.56        5.880        693       153,486       70.71          41.76        92.57
271 - 300              1          254,393       0.08        7.150        698       254,393       90.00           0.00        100.00
331 & Above        1,370      290,151,591      95.47        6.581        675       211,789       81.57          26.50        92.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,465     $303,921,189     100.00%       6.552%       676     $ 207,455       81.02%         26.55%       92.49%
====================================================================================================================================


                                                  Distribution By Amortization Type

  Amortization   Number Of      Principal     Pct. Of      Gross    Wtd. Avg.               Wtd. Avg.                  Pct Owner
      Type         Loans         Balance    Pool By UPB   Coupon       FICO      Avg. UPB   Orig. LTV   Pct Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed             1,417      $290,891,985      95.71%     6.564%       679      $ 205,287     80.89%       25.46%       92.61%
2/28 Hybrid          33         9,233,325       3.04      6.458        579        279,798     86.87        38.13        88.57
3/27 Hybrid          15         3,795,879       1.25      5.842        644        253,059     76.91        82.09        93.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,465      $303,921,189     100.00%     6.552%       676      $ 207,455     81.02%       26.55%       92.49%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

   Interest    Number Of   Principal       Pct. Of                   Wtd. Avg.                 Wtd. Avg.                   Pct Owner
  Only Loans     Loans      Balance      Pool By UPB   Gross Coupon     FICO        Avg. UPB   Orig. LTV    Pct Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
No             1,232      $247,108,336       81.31%      6.608%          676      $ 200,575       80.86%         26.16%      92.80%
Yes              233        56,812,853       18.69       6.306           675        243,832       81.72          28.26       91.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          1,465      $303,921,189      100.00%      6.552%          676      $ 207,455       81.02%         26.55%      92.49%
====================================================================================================================================



                                            Distribution By Prepayment Penalty Term (mos)

  Prepayment
 Penalty Term    Number Of       Principal    Pct. Of      Gross    Wtd. Avg.              Wtd. Avg.                   Pct Owner
     (mos)         Loans          Balance   Pool By UPB   Coupon       FICO     Avg. UPB   Orig. LTV    Pct Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                  377      $ 78,138,803       25.71%    6.947%      677      $ 207,265    84.10%         17.32%         91.54%
12                  167        37,566,675       12.36     7.135       664        224,950    85.33          12.39          94.27
24                  130        29,184,125        9.60     6.737       627        224,493    86.11          31.47          92.49
30                    1           151,658        0.05     7.490       720        151,658    95.00          100.00         100.00
36                  382        74,321,812       24.45     6.423       669        194,560    79.85          44.96          92.02
60                  408        84,558,116       27.82     5.975       702        207,250    75.51          23.37          92.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,465      $303,921,189      100.00%    6.552%      676      $ 207,455    81.02%         26.55%         92.49%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 16

                                                    Distribution By Periodic Cap

                  Number Of     Principal      Pct. Of      Gross    Wtd. Avg.                 Wtd. Avg.                  Pct Owner
  Periodic Cap      Loans        Balance     Pool By UPB   Coupon      FICO      Avg. UPB     Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                 48      $ 13,029,204        4.29%     6.278%     598      $  271,442       83.97%     50.93%         89.86%
N/A (Fixed Rate)   1,417       290,891,985       95.71      6.564      679         205,287       80.89      25.46          92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,465      $303,921,189      100.00%     6.552%     676      $  207,455       81.02%     26.55%         92.49%
====================================================================================================================================



                                                Distribution By Months To Rate Reset

  Months To Rate     Number Of      Principal     Pct. Of      Gross    Wtd. Avg.              Wtd. Avg.                   Pct Owner
       Reset           Loans         Balance    Pool By UPB   Coupon       FICO     Avg. UPB   Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-18                      9     $  2,127,975     0.70%       8.126%      598      $ 236,442     94.89%       35.30%       84.70%
19-24                     24        7,105,350     2.34        5.958       574        296,056     84.47        38.97        89.73
25-36                     15        3,795,879     1.25        5.842       644        253,059     76.91        82.09        93.00
N/A (Fixed Rate)       1,417      290,891,985    95.71        6.564       679        205,287     80.89        25.46        92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,465     $303,921,189   100.00%       6.552%      676      $ 207,455     81.02%       26.55%       92.49%
====================================================================================================================================


                                                  Distribution By Life Maximum Rate

                     Number Of      Principal    Pct. Of      Gross    Wtd. Avg.                Wtd. Avg.                  Pct Owner
 Life Maximum Rate     Loans         Balance   Pool By UPB   Coupon       FICO     Avg. UPB     Orig. LTV   Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50-11.99%               2     $    556,792      0.18%       4.681%      557    $ 278,396     80.00%        100.00%      100.00%
12.00-12.49%               5        1,528,892      0.50        5.273       579      305,778     82.13         72.92        72.92
12.50-12.99%              15        4,722,911      1.55        5.805       596      314,861     81.42         47.84        100.00
13.00-13.49%               9        2,343,793      0.77        6.230       610      260,421     81.86         65.78        100.00
13.50-13.99%               7        1,589,297      0.52        6.661       605      227,042     83.59         15.91        73.47
14.50-14.99%               3          531,131      0.17        7.918       618      177,044     93.99         61.74        69.96
15.00-15.49%               3          742,225      0.24        8.167       581      247,408     95.71         78.53        78.53
15.50% & Above             4        1,014,163      0.33        8.146       619      253,541     92.42          0.00        83.61
N/A (Fixed Rate)       1,417      290,891,985     95.71        6.564       679      205,287     80.89         25.46        92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,465     $303,921,189    100.00%       6.552%      676    $ 207,455     81.02%        26.55%       92.49%
====================================================================================================================================


                                                       Distribution By Margin


                     Number Of      Principal     Pct. Of      Gross     Wtd. Avg.               Wtd. Avg.                 Pct Owner
      Margin           Loans         Balance    Pool By UPB   Coupon       FICO     Avg. UPB     Orig. LTV  Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.49% & Below            11     $  2,996,395       0.99%       5.232%     586      $ 272,400       79.50%     86.18%        86.18%
6.50- 6.79%               3        1,216,649       0.40        5.702      603        405,550       82.34      54.96        100.00
6.80- 6.99%              34        8,816,159       2.90        6.714      601        259,299       85.71      38.40         89.71
N/A (Fixed Rate)      1,417      290,891,985      95.71        6.564      679        205,287       80.89      25.46         92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 1,465     $303,921,189     100.00%       6.552%     676      $ 207,455       81.02%     26.55%        92.49%
====================================================================================================================================


                                                Distribution By First Adjustment Cap

 First Adjustment    Number Of    Principal     Pct. Of      Gross    Wtd. Avg.               Wtd. Avg.                   Pct Owner
        Cap            Loans       Balance    Pool By UPB   Coupon       FICO      Avg. UPB   Orig. LTV    Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                     48    $ 13,029,204      4.29%      6.278%       598     $ 271,442    83.97%         50.93%       89.86%
N/A (Fixed Rate)       1,417     290,891,985     95.71       6.564        679       205,287    80.89          25.46        92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,465    $303,921,189    100.00%      6.552%       676     $ 207,455    81.02%         26.55%       92.49%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 17

                                                  Distribution By Life Periodic Cap

                     Number Of      Principal      Pct. Of      Gross    Wtd. Avg.              Wtd. Avg.                  Pct Owner
 Life Periodic Cap     Loans         Balance     Pool By UPB   Coupon       FICO     Avg. UPB   Orig. LTV   Pct Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.00%                     48      $ 13,029,204       4.29%       6.278%    598       $ 271,442    83.97%        50.93%       89.86%
N/A (Fixed Rate)       1,417       290,891,985      95.71        6.564     679         205,287    80.89         25.46        92.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,465      $303,921,189     100.00%       6.552%    676       $ 207,455    81.02%        26.55%       92.49%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I - The Fixed Rate Mortgage Loans

          -----------------------------------------------------------
          Scheduled Principal Balance(1):                $290,891,985
          Number of Mortgage Loans:                             1,417
          Avg. Scheduled Principal Balance:                  $205,287
          Wtd. Avg. Gross Coupon:                               6.564%
          Wtd. Avg. Net Coupon(2):                              6.039%
          Wtd. Avg. Original FICO Score:                          679
          Wtd. Avg. Original LTV Ratio:                         80.89%
          Wtd. Avg. Std. Remaining Term (Mo.):                    350
          Wtd. Avg. Seasoning (Mo.):                                2
          -----------------------------------------------------------

(1) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.

                                              Distribution By Current Principal Balance

                                                  Pct. Of
Current Principal       Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
     Balance              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              26     $1,083,897     0.37%       7.156%         678     $41,688       76.29%       10.32%       48.21%
$50,001 - $75,000            95      6,081,852     2.09        7.094          668      64,019       82.69        13.91        71.35
$75,001 - $100,000          123     10,842,001     3.73        6.965          671      88,146       81.60        21.10        79.99
$100,001 - $125,000         174     19,787,352     6.80        6.910          668     113,720       83.57        23.71        86.99
$125,001 - $150,000         175     24,152,322     8.30        6.820          671     138,013       82.89        19.03        91.39
$150,001 - $200,000         267     45,935,629    15.79        6.724          673     172,044       83.07        20.53        91.75
$200,001 - $250,000         151     33,765,588    11.61        6.558          681     223,613       79.97        23.66        92.71
$250,001 - $300,000         136     37,399,371    12.86        6.525          679     274,995       81.33        30.16        92.62
$300,001 - $350,000          84     27,115,028     9.32        6.543          676     322,798       81.46        23.69        91.87
$350,001 - $400,000          68     25,536,779     8.78        6.428          688     375,541       79.53        26.66        97.13
$400,001 & Above            118     59,192,167    20.35        6.177          690     501,629       77.83        33.10        99.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================

                                                    Distribution By Current Rate

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Current Rate              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                58    $14,215,592     4.89%       4.766%         745    $245,096       56.75%       78.55%      100.00%
5.00- 5.49%                 120     36,000,395    12.38        5.143          737     300,003       63.05        41.44       100.00
5.50- 5.99%                 137     34,423,954    11.83        5.710          694     251,270       75.74        45.63        95.06
6.00- 6.49%                 157     32,645,721    11.22        6.168          667     207,935       80.53        24.46        97.47
6.50- 6.99%                 304     57,781,758    19.86        6.723          664     190,072       84.13        11.93        87.25
7.00- 7.49%                 319     57,485,926    19.76        7.208          664     180,207       88.35        13.43        92.10
7.50- 7.99%                 244     44,816,935    15.41        7.650          655     183,676       90.12        12.67        89.26
8.00% & Above                78     13,521,704     4.65        8.350          656     173,355       91.59        29.57        83.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                 19

                                                    Distribution By Credit Score

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Credit Score              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above                53    $11,928,459     4.10%       5.402%         790    $225,065       65.89%       71.08%       93.11%
760-779                      70     17,240,051     5.93        5.658          771     246,286       73.27        46.09        93.42
740-759                      81     18,824,174     6.47        5.910          750     232,397       74.52        27.68        94.65
720-739                     110     25,398,343     8.73        5.960          729     230,894       75.44        36.18        92.66
700-719                     134     30,505,717    10.49        6.361          708     227,655       80.43        25.24        95.48
680-699                     191     39,162,294    13.46        6.682          689     205,038       82.46        15.61        89.58
660-679                     209     39,702,993    13.65        6.882          670     189,966       84.71        12.28        92.65
640-659                     226     42,045,427    14.45        6.983          650     186,042       84.24         8.66        93.86
620-639                     180     33,318,178    11.45        6.993          629     185,101       84.35        11.78        91.54
600-619                      57     10,984,487     3.78        7.018          609     192,710       77.35        23.26        91.73
580-599                      19      3,857,802     1.33        6.930          589     203,042       82.43        47.96        97.96
560-579                      23      4,878,673     1.68        6.757          571     212,116       88.77        83.49        81.79
540-559                      22      4,312,616     1.48        7.118          550     196,028       88.70        62.81        85.67
520-539                      20      4,207,079     1.45        7.146          531     210,354       92.26        64.05        97.47
500-519                      18      4,155,898     1.43        7.012          513     230,883       88.06        74.61        92.95
N/A                           4        369,793     0.13        6.732          N/A      92,448       71.61         0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================

                                                    Distribution By Original LTV

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Original LTV              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               30     $6,264,594     2.15%       5.297%         724    $208,820       31.56%       26.50%       96.82%
40.01 - 50.00%               41      8,805,303     3.03        5.333          722     214,763       44.60        37.49        95.40
50.01 - 60.00%               74     17,216,484     5.92        5.444          713     232,655       56.32        40.18        97.88
60.01 - 70.00%              138     31,623,674    10.87        5.747          704     229,157       66.81        34.39        89.80
70.01 - 80.00%              356     75,772,875    26.05        6.253          688     212,845       78.61        22.61        92.93
80.01 - 85.00%              108     22,004,640     7.56        6.939          635     203,747       84.79        49.93        83.49
85.01 - 90.00%              255     52,266,082    17.97        6.980          656     204,965       89.79        27.01        84.32
90.01 - 95.00%              371     68,228,438    23.45        7.239          678     183,904       94.88         5.79        99.82
95.01 - 100.00%              44      8,709,895     2.99        7.883          628     197,952       99.75        58.75       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================

                                                    Distribution By Documentation

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Documentation             Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
No Doc                      590   $106,258,219    36.53%       7.189%         675    $180,099       85.60%        0.00%       94.72%
Stated Income - VOI         368     83,777,886    28.80        6.040          690     227,657       75.44         0.00        92.89
Full Doc                    324     74,061,910    25.46        6.059          684     228,586       77.56       100.00        88.03
Stated Asset - VOA           89     19,465,936     6.69        7.125          638     218,718       86.66         0.00        97.83
Stated                       46      7,328,034     2.52        7.104          668     159,305       93.28         0.00        91.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================

                                                    Distribution By Loan Purpose

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Documentation             Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    719   $141,129,358    48.52%       6.978%         680    $196,286       88.85%       15.77%       90.59%
Cashout Refi                510    104,656,943    35.98        6.438          664     205,210       75.97        29.57        93.80
Rate/Term Refi              188     45,105,685    15.51        5.562          712     239,924       67.39        46.22        96.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                 20


                                                  Distribution By Occupancy Status

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Occupancy Status          Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            1,259   $269,390,844    92.61%       6.523%         680    $213,972       80.87%       24.20%      100.00%
Non-owner                   132     17,338,778     5.96        7.140          670     131,354       80.53        43.52         0.00
Second Home                  26      4,162,363     1.43        6.816          688     160,091       83.43        31.69         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


                                                    Distribution By Property Type

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Property Type             Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family               904   $181,194,415   62.29%        6.506%         676    $200,436       79.77%       28.54%       95.41%
PUD                         263     57,464,059    19.75        6.495          692     218,495       82.07        19.95        94.53
2-4 Family                  163     37,982,286    13.06        6.966          671     233,020       84.19        19.16        79.42
Condo                        87     14,251,226     4.90        6.505          691     163,807       81.60        25.30        84.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


                                                        Distribution By State

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
State                     Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)       132    $45,810,806    15.75%       5.639%         707    $347,052       70.98%       44.05%       95.98%
New York                    157     41,474,911    14.26        6.920          657     264,171       85.38        18.57        93.97
Florida                     238     38,194,209    13.13        6.914          670     160,480       84.06        14.97        86.09
Illinois                     84     14,908,812     5.13        7.133          673     177,486       84.31         5.71        93.37
Arizona                      75     14,831,001     5.10        6.540          688     197,747       84.37        23.58        91.53
Massachusetts                43     11,573,846     3.98        5.723          703     269,159       66.43        51.02        95.99
New Jersey                   40     10,582,241     3.64        7.331          666     264,556       89.55         8.03        84.78
Virginia                     46     10,266,264     3.53        6.463          691     223,180       77.38        31.08        94.03
Nevada                       51      9,751,411     3.35        6.830          678     191,204       88.62        20.78        93.94
Connecticut                  43      9,157,548     3.15        6.007          702     212,966       71.08        25.19        98.17
Texas                        71      8,635,269     2.97        6.967          659     121,624       87.92         8.78        95.32
Others                      437     75,705,667    26.03        6.666          674     173,240       82.35        27.84        92.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


                                                      Distribution By Zip Code

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
State                     Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11216                         4     $1,604,154     0.55%       6.659%         695    $401,038       85.49%        0.00%       77.48%
92660                         2      1,539,239     0.53        5.487          732     769,619       58.36         0.00       100.00
90275                         3      1,340,669     0.46        5.295          747     446,890       64.20        56.83       100.00
85750                         1      1,235,500     0.42        6.000          707   1,235,500       68.64         0.00       100.00
90035                         3      1,233,596     0.42        5.000          707     411,199       51.56         0.00       100.00
11590                         3      1,221,553     0.42        7.185          678     407,184       83.11         0.00       100.00
11236                         3      1,186,755     0.41        7.149          699     395,585       91.48         0.00       100.00
11221                         3      1,153,030     0.40        7.375          685     384,343       81.79        32.34        67.66
11717                         5      1,146,812     0.39        6.763          691     229,362       85.66         0.00       100.00
92555                         3      1,077,529     0.37        6.728          633     359,176       94.94        29.21       100.00
0thers                    1,387    278,153,148    95.62        6.575          678     200,543       81.12        26.11        92.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 21

                                            Distribution By Remaining Months To Maturity

  Remaining                                       Pct. Of
  Months To             Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
  Maturity                Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                      83    $11,826,855     4.07%       5.924%         686    $142,492       68.80%       26.29%       89.69%
181 - 240                    11      1,688,349     0.58        5.880          693     153,486       70.71        41.76        92.57
271 - 300                     1        254,393     0.09        7.150          698     254,393       90.00         0.00       100.00
331 & Above               1,322    277,122,387    95.27        6.595          679     209,624       81.46        25.35        92.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                                  Pct. Of
 Interest               Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Only Loans                Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                        1,223   $245,150,408    84.28%       6.599%         676    $200,450       80.81%       26.30%       93.11%
Yes                         194     45,741,577    15.72        6.379          696     235,781       81.30        20.94        89.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


                                            Distribution By Prepayment Penalty Term (mos)

Prepaymentg                                       Pct. Of
 Penalty                Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Term (mos)                Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                           368    $76,110,160    26.16%       6.946%         679    $206,821       84.02%       16.41%       91.73%
12                          163     36,262,819    12.47        7.134          666     222,471       85.00        12.84        94.06
24                          107     22,766,518     7.83        6.905          638     212,771       86.77        28.47        94.79
30                            1        151,658     0.05        7.490          720     151,658       95.00       100.00       100.00
36                          370     71,042,714    24.42        6.453          671     192,007       79.93        42.96        91.65
60                          408     84,558,116    29.07        5.975          702     207,250       75.51        23.37        92.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,417   $290,891,985   100.00%       6.564%         679    $205,287       80.89%       25.46%       92.61%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Group II - The Adjustable Rate Mortgage Loans

          -----------------------------------------------------------
          Scheduled Principal Balance(1):                 $13,029,204
          Number of Mortgage Loans:                                48
          Avg. Scheduled Principal Balance:                  $271,442
          Wtd. Avg. Gross Coupon:                               6.278%
          Wtd. Avg. Net Coupon(2):                              5.770%
          Wtd. Avg. Original FICO Score:                          598
          Wtd. Avg. Original LTV Ratio:                         83.97%
          Wtd. Avg. Std. Remaining Term (Mo.):                    357
          Wtd. Avg. Seasoning (Mo.):                                3
          Wtd. Avg. Months to Roll(3):                             25
          Wtd. Avg. Gross Margin(3):                             6.76%
          Wtd. Avg. Initial Rate Cap(3):                         3.00%
          Wtd. Avg. Periodic Rate Cap(3):                        1.50%
          Wtd. Avg. Gross Max. Lifetime Rate(3):                13.32%
          -----------------------------------------------------------

(1) All percentages of mortgage loans calculated herein are percentages of the scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees, trustee fees and lender-paid mortgage insurance.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                                              Distribution By Current Principal Balance

  Current                                         Pct. Of
 Principal              Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
  Balance                 Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000            2       $197,199     1.51%       5.996%         609     $98,600       80.00%      100.00%      100.00%
$100,001 - $125,000           2        230,065     1.77        6.615          678     115,033       84.61        53.90       100.00
$125,001 - $150,000           2        263,198     2.02        6.294          680     131,599       80.00       100.00       100.00
$150,001 - $200,000          11      1,923,270    14.76        6.712          615     174,843       77.66        64.63        66.67
$200,001 - $250,000           7      1,527,098    11.72        6.137          603     218,157       82.28        86.69       100.00
$250,001 - $300,000           6      1,694,395    13.00        6.582          599     282,399       81.88        49.95        84.31
$300,001 - $350,000           5      1,627,445    12.49        5.853          609     325,489       83.26        60.20       100.00
$350,001 - $400,000           6      2,240,599    17.20        6.642          572     373,433       90.11        48.67       100.00
$400,001 & Above              7      3,325,935    25.53        5.894          584     475,134       86.17        17.10        87.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                    Distribution By Current Rate

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Current Rate              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 2       $556,792     4.27%       4.681%         557    $278,396       80.00%      100.00%      100.00%
5.00- 5.49%                   5      1,528,892    11.73        5.273          579     305,778       82.13        72.92        72.92
5.50- 5.99%                  15      4,722,911    36.25        5.805          596     314,861       81.42        47.84       100.00
6.00- 6.49%                  10      2,542,661    19.52        6.212          604     254,266       81.72        60.64       100.00
6.50- 6.99%                   7      1,589,297    12.20        6.661          605     227,042       83.59        15.91        73.47
7.50- 7.99%                   3        531,131     4.08        7.918          618     177,044       93.99        61.74        69.96
8.00% & Above                 6      1,557,520    11.95        8.430          612     259,587       95.57        37.42        79.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 23

                                                    Distribution By Credit Score

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Credit Score              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
720-739                       4       $890,943     6.84%       5.928%         725    $222,736       81.41%      100.00%      100.00%
700-719                       4      1,100,040     8.44        6.359          707     275,010       81.13        66.20        61.34
680-699                       1        366,869     2.82        8.500          690     366,869      100.00         0.00       100.00
660-679                       2        661,200     5.07        5.807          668     330,600       81.24        37.39       100.00
640-659                       4        697,200     5.35        6.180          651     174,300       75.86       100.00       100.00
620-639                       3        444,053     3.41        7.191          634     148,018       78.24        29.01        29.01
600-619                       3        655,206     5.03        6.792          610     218,402       88.61        56.93       100.00
580-599                       4      1,277,887     9.81        5.662          592     319,472       85.72        51.70        67.60
560-579                      10      2,703,001    20.75        6.581          570     270,300       84.17        54.53        93.85
540-559                       3        763,399     5.86        7.255          550     254,466       94.93        49.31       100.00
520-539                       7      2,163,721    16.61        5.641          531     309,103       82.02        35.75       100.00
500-519                       3      1,305,685    10.02        6.012          512     435,228       83.61        21.93       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                    Distribution By Original LTV

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Original LTV              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%                2       $373,962     2.87%       5.821%         545    $186,981       57.11%      100.00%      100.00%
60.01 - 70.00%                2        465,782     3.57        6.501          687     232,891       68.10        42.94        42.94
70.01 - 80.00%               24      5,318,709    40.82        5.942          597     221,613       79.30        76.91        87.95
80.01 - 85.00%                6      2,245,095    17.23        5.826          643     374,182       83.71        54.38       100.00
85.01 - 90.00%                8      3,022,150    23.20        6.128          555     377,769       89.64         0.00        86.30
95.01 - 100.00%               6      1,603,507    12.31        8.354          605     267,251      100.00        46.85       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                    Distribution By Documentation

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Documentation             Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     28     $ 6,636,419    50.93%      6.014%         615    $237,015       81.02%      100.00%       97.60%
Stated Income - VOI          12       4,594,400    35.26       6.052          559     382,867       86.90         0.00        90.99
Stated Asset - VOA            8       1,798,384    13.80       7.833          634     224,798       87.35         0.00        58.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48     $13,029,204  100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                    Distribution By Loan Purpose

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Loan Purpose              Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                     27     $7,185,286    55.15%       6.250%         603    $266,122       85.65%       59.42%       86.15%
Cashout Refi                 21      5,843,918    44.85        6.314          592     278,282       81.90        40.50        94.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 24


                                                  Distribution By Occupancy Status

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Occupancy Status          Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               42    $11,708,413    89.86%       6.220%         593    $278,772       84.39%       55.32%      100.00%
Non-owner                     5        906,791     6.96        7.554          661     181,358       75.78        17.59         0.00
Second Home                   1        414,000     3.18        5.150          587     414,000       90.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                    Distribution By Property Type

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Property Type             Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                37    $10,568,176    81.11%       6.260%         592    $285,626       85.33%       49.72%       93.03%
Condo                         7      1,328,315    10.19        6.082          641     189,759       78.54        92.02       100.00
2-4 Family                    4      1,132,713     8.69        6.678          604     283,178       77.65        14.09        48.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                        Distribution By State

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
State                     Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)        20     $6,382,675    48.99%       5.880%         592    $319,134       82.21%       68.81%      100.00%
California (Northern)         7      1,800,599    13.82        6.225          584     257,228       88.18        53.96        77.01
Michigan                      2        669,214     5.14        7.492          574     334,607       94.22         0.00       100.00
Illinois                      2        570,055     4.38        8.318          656     285,028      100.00         0.00       100.00
New Jersey                    1        471,285     3.62        6.600          516     471,285       90.00         0.00       100.00
Minnesota                     2        431,995     3.32        7.571          660     215,997       72.95         0.00         0.00
Georgia                       3        422,867     3.25        6.088          576     140,956       80.00        52.97       100.00
Wisconsin                     1        414,000     3.18        5.990          672     414,000       81.98         0.00       100.00
Virginia                      1        396,300     3.04        5.990          533     396,300       89.99         0.00       100.00
Colorado                      1        276,000     2.12        6.250          650     276,000       80.00       100.00       100.00
Arizona                       2        264,992     2.03        5.648          626     132,496       80.00       100.00       100.00
Others                        6        929,222     7.13        6.757          645     154,870       75.20        54.66        48.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                      Distribution By Zip Code

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Zip Code                  Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
91902                         1       $568,650     4.36%       5.600%         701    $568,650       85.00%      100.00%      100.00%
90019                         1        548,000     4.21        5.800          508     548,000       80.00         0.00       100.00
91722                         1        495,000     3.80        5.990          534     495,000       90.00         0.00       100.00
08816                         1        471,285     3.62        6.600          516     471,285       90.00         0.00       100.00
95148                         1        415,000     3.19        6.150          574     415,000       87.37         0.00       100.00
53097                         1        414,000     3.18        5.990          672     414,000       81.98         0.00       100.00
96150                         1        414,000     3.18        5.150          587     414,000       90.00         0.00         0.00
20120                         1        396,300     3.04        5.990          533     396,300       89.99         0.00       100.00
48383                         1        387,000     2.97        6.400          545     387,000       90.00         0.00       100.00
92840                         1        374,838     2.88        8.150          571     374,838      100.00       100.00       100.00
0thers                       38      8,545,130    65.58        6.354          610     224,872       81.86        66.62        89.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 25


                                            Distribution By Remaining Months To Maturity

  Remaining                                       Pct. Of
  Months To             Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
   Maturity               Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
331 & Above                  48    $13,029,204  100.00%       6.278%          598    $271,442       83.97%       50.93%       89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204  100.00%       6.278%          598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                  Distribution By Amortization Type

                                                  Pct. Of
Amortization            Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
   Type                   Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2/28 Hybrid                  33     $9,233,325    70.87%       6.458%         579    $279,798       86.87%       38.13%       88.57%
3/27 Hybrid                  15      3,795,879    29.13        5.842          644     253,059       76.91        82.09        93.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                                  Pct. Of
Interest Only           Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
    Loans                 Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yes                          39    $11,071,276    84.97%       6.005%         591    $283,879       83.48%       58.50%       96.26%
No                            9      1,957,928    15.03        7.826          640     217,548       86.75         8.15        53.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                            Distribution By Prepayment Penalty Term (mos)

Prepayment                                        Pct. Of
  Penalty               Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Term (mos)                Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             9     $2,028,643    15.57%       6.977%         579    $225,405       87.29%       51.43%       84.46%
12                            4      1,303,855    10.01        7.140          597     325,964       94.37         0.00       100.00
24                           23      6,417,607    49.26        6.140          591     279,026       83.77        42.09        84.33
36                           12      3,279,098    25.17        5.774          625     273,258       78.16        88.20       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                    Distribution By Periodic Cap

                                                  Pct. Of
  Periodic              Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
    Cap                   Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                         48   $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         48   $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                Distribution By Months To Rate Reset

                                                  Pct. Of
Months To               Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
Rate Reset                Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-18                         9     $2,127,975    16.33%       8.126%         598    $236,442       94.89%       35.30%       84.70%
19-24                        24      7,105,350    54.53        5.958          574     296,056       84.47        38.97        89.73
25-36                        15      3,795,879    29.13        5.842          644     253,059       76.91        82.09        93.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 26


                                                  Distribution By Life Maximum Rate

                                                  Pct. Of
Life Maximum            Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
    Rate                  Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50-11.99%                  2       $556,792     4.27%       4.681%         557    $278,396       80.00%      100.00%      100.00%
12.00-12.49%                  5      1,528,892    11.73        5.273          579     305,778       82.13        72.92        72.92
12.50-12.99%                 15      4,722,911    36.25        5.805          596     314,861       81.42        47.84       100.00
13.00-13.49%                  9      2,343,793    17.99        6.230          610     260,421       81.86        65.78       100.00
13.50-13.99%                  7      1,589,297    12.20        6.661          605     227,042       83.59        15.91        73.47
14.50-14.99%                  3        531,131     4.08        7.918          618     177,044       93.99        61.74        69.96
15.00-15.49%                  3        742,225     5.70        8.167          581     247,408       95.71        78.53        78.53
15.50% & Above                4      1,014,163     7.78        8.146          619     253,541       92.42         0.00        83.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                       Distribution By Margin

                                                  Pct. Of
                        Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
  Margin                  Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.49% & Below                11     $2,996,395    23.00%       5.232%         586    $272,400       79.50%       86.18%       86.18%
6.50- 6.79%                   3      1,216,649     9.34        5.702          603     405,550       82.34        54.96       100.00
6.80- 6.99%                  34      8,816,159    67.66        6.714          601     259,299       85.71        38.40        89.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                        48    $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                Distribution By First Adjustment Cap

  First                                           Pct. Of
Adjustment              Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
   Cap                    Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                         48   $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         48   $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


                                                             Distribution By Life Periodic Cap


                                                  Pct. Of
Life Periodic           Number Of    Principal    Pool By      Gross       Wtd. Avg.              Wtd. Avg.    Pct Full    Pct Owner
     Cap                  Loans      Balance        UPB        Coupon        FICO    Avg. UPB    Orig. LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.00%                         48   $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         48   $13,029,204   100.00%       6.278%         598    $271,442       83.97%       50.93%       89.86%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (ii) 1-Month and 6-Month LIBOR remain constant at 20%. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                  Loan         Loan Group                                      Loan        Loan Group
Distribution     Group I       II WAC Cap                    Distribution     Group I      II WAC Cap
    Date        WAC Cap (%)       (%)        WAC Cap (%)          Date       WAC Cap (%)       (%)       WAC Cap (%)
------------    -----------    ----------    -----------     ------------    -----------   ----------    -----------
   Jul-04        6.03915%       6.41066%      6.02759%           Jul-09       6.03833%      12.00486%      6.35247%
   Aug-04        6.03900%       5.76943%      6.02739%           Aug-09       6.03833%      13.24679%      6.35386%
   Sep-04        6.03885%       5.24480%      6.02720%           Sep-09       6.03833%      12.39221%      6.35533%
   Oct-04        6.03870%       6.18119%      6.02701%           Oct-09       6.03833%      12.39226%      6.35686%
   Nov-04        6.03855%       5.40839%      6.02683%           Nov-09       6.03833%      12.80538%      6.35847%
   Dec-04        6.03839%       5.58270%      6.02665%           Dec-09       6.03832%      11.64130%      6.36014%
   Jan-05        6.03823%       5.96754%      6.02647%           Jan-10       6.03832%      13.72016%      6.36189%
   Feb-05        6.03807%       5.58238%      6.02630%           Feb-10       6.03832%      12.39245%      6.36371%
   Mar-05        6.03808%       6.18031%      6.02629%           Mar-10       6.03832%      13.72027%      6.36561%
   Apr-05        6.03809%       5.58205%      6.02627%           Apr-10       6.03832%      12.00528%      6.36758%
   May-05        6.03810%       5.76795%      6.02626%           May-10       6.03832%      13.24727%      6.36963%
   Jun-05        6.03811%       5.24344%      6.02625%           Jun-10       6.03832%      12.39265%      6.37176%
   Jul-05        6.03811%       6.17958%      6.02624%           Jul-10       6.03831%      12.39270%      6.37397%
   Aug-05        6.03812%       5.58139%      6.02623%           Aug-10       6.03831%      12.80584%      6.37626%
   Sep-05        6.03813%       5.40681%      6.02622%           Sep-10       6.03831%      11.64173%      6.37863%
   Oct-05        6.03814%       5.96595%      6.02621%           Oct-10       6.03830%      13.72066%      6.38109%
   Nov-05        6.03814%       5.70663%      6.03192%           Nov-10       6.03830%      12.00563%      6.38363%
   Dec-05        6.03815%       5.65805%      6.03802%           Dec-10       6.03830%      12.39296%      6.38626%
   Jan-06        6.03816%       6.36375%      6.04316%           Jan-11       6.03829%      13.24770%      6.38898%
   Feb-06        6.03817%       5.86289%      6.05630%           Feb-11       6.03829%      12.39307%      6.39179%
   Mar-06        6.03817%       6.90941%      6.05629%           Mar-11       6.03828%      13.72096%      6.39469%
   Apr-06        6.03818%       8.16333%      6.11999%           Apr-11       6.03828%      12.39318%      6.39769%
   May-06        6.03819%       7.95571%      6.12284%           May-11       6.03827%      12.80634%      6.40078%
   Jun-06        6.03819%       7.52303%      6.12588%           Jun-11       6.03827%      11.64218%      6.40397%
   Jul-06        6.03820%       8.36112%      6.12844%           Jul-11       6.03826%      13.72121%      6.40726%
   Aug-06        6.03820%       7.96530%      6.13500%           Aug-11       6.03826%      12.39340%      6.41065%
   Sep-06        6.03821%       7.96500%      6.13499%           Sep-11       6.03825%      12.00617%      6.41414%
   Oct-06        6.03822%       8.95059%      6.16679%           Oct-11       6.03824%      13.24824%      6.41774%
   Nov-06        6.03822%       8.19552%      6.16964%           Nov-11       6.03824%      12.39357%      6.42144%
   Dec-06        6.03823%       9.39716%      6.17269%           Dec-11       6.03823%      12.00633%      6.42525%
   Jan-07        6.03823%       9.14170%      6.17524%           Jan-12       6.03822%      13.24843%      6.42918%
   Feb-07        6.03824%       8.70939%      6.18180%           Feb-12       6.03821%      11.64261%      6.43322%
   Mar-07        6.03824%       9.95320%      6.18179%           Mar-12       6.03821%      13.72171%      6.43737%
   Apr-07        6.03825%      10.88747%      6.25233%           Apr-12       6.03820%      12.80699%      6.44164%
   May-07        6.03825%      10.93109%      6.25426%           May-12       6.03819%      12.80705%      6.44603%
   Jun-07        6.03826%      10.62351%      6.25632%           Jun-12       6.03818%      12.39399%      6.45055%
   Jul-07        6.03826%      11.03618%      6.25891%           Jul-12       6.03817%      12.80718%      6.45519%
   Aug-07        6.03827%      10.12342%      6.26331%           Aug-12       6.03816%      11.64295%      6.45995%
   Sep-07        6.03827%      11.52017%      6.26338%           Sep-12       6.03815%      13.24894%      6.46485%
   Oct-07        6.03828%      12.05495%      6.30404%           Oct-12       6.03814%      12.80736%      6.46987%
   Nov-07        6.03828%      11.30171%      6.30421%           Nov-12       6.03813%      12.00696%      6.47503%
   Dec-07        6.03829%      12.05537%      6.30442%           Dec-12       6.03811%      12.80750%      6.48033%
   Jan-08        6.03829%      12.07372%      6.30548%           Jan-13       6.03810%      12.80757%      6.48577%
   Feb-08        6.03829%      11.68445%      6.30578%           Feb-13       6.03809%      12.39448%      6.49136%
   Mar-08        6.03830%      12.49050%      6.30613%           Mar-13       6.03808%      13.72253%      6.49709%
   Apr-08        6.03830%      12.10882%      6.32599%           Apr-13       6.03806%      12.39460%      6.50296%
   May-08        6.03830%      11.73049%      6.32646%           May-13       6.03805%      11.64348%      6.50899%
   Jun-08        6.03831%      12.94408%      6.32699%           Jun-13       6.03804%      13.72275%      6.51518%
   Jul-08        6.03831%      12.51269%      6.32757%           Jul-13       6.03802%      12.80796%      6.52152%
   Aug-08        6.03831%      12.10914%      6.32820%           Aug-13       6.03801%      12.00753%      6.52803%
   Sep-08        6.03831%      12.10921%      6.32889%           Sep-13       6.03799%      12.80809%      6.53470%
   Oct-08        6.03832%      12.00446%      6.34276%           Oct-13       6.03798%      12.80816%      6.54154%
   Nov-08        6.03832%      13.24635%      6.34359%           Nov-13       6.03796%      12.39506%      6.54855%
   Dec-08        6.03832%      12.39179%      6.34449%           Dec-13       6.03794%      12.39512%      6.55573%
   Jan-09        6.03832%      12.39183%      6.34544%           Jan-14       6.03793%      12.00785%      6.56310%
   Feb-09        6.03832%      12.80494%      6.34645%           Feb-14       6.03791%      13.25010%      6.57064%
   Mar-09        6.03832%      13.71963%      6.34753%           Mar-14       6.03789%      13.72340%      6.57838%
   Apr-09        6.03832%      11.64094%      6.34867%           Apr-14       6.03787%      12.39541%      6.58630%
   May-09        6.03832%      13.24664%      6.34987%           May-14       6.03792%      12.00811%      6.59455%
   Jun-09        6.03833%      12.80513%      6.35113%           Jun-14       6.03797%      13.25042%      6.60315%

-------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.